SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              --------------------


                        Date of Report (Date of Earliest
                          Event Reported): July 1, 2001

                             USA Biomass Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                     0-17594                      33-0329559
-----------------         ---------------------           ----------------------
(State or Other             (Commission File               (IRS Employer
 Jurisdiction of                Number)                   Identification No.)
 Incorporation)


7314 Scout Avenue, Bell Gardens, California                         90201
-------------------------------------------                    -----------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (562) 928-9900
                         (Registrant's telephone number,
                              including area code)

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Item 3.           Bankruptcy or Receivership
                  --------------------------

     As previously disclosed under cover of a Current Report on Form 8-K, filed on December 11, 2000, USA Biomass Corporation (the "Registrant") and two of its affiliates, American Waste Transport, Inc. and American Greenwaste, Inc. (the "Affiliates"), filed voluntary petitions for relief under the provisions of Title 11 of the United States Code in the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the "Bankruptcy Court"), on December 8, 2000.

Item 5.           Other Events.
                  -------------

     The Registrant and its Affiliates are required to file Monthly Operating Reports and Interim Statements with the Office of the United States Trustee for the Central District of California (the "United States Trustee") pursuant to the United States Trustee's Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto, as Exhibits 99.1 through 99.18, are reports that the Registrant has filed with the United States Trustee for the following monthly periods: July 1, 2001 through July 31, 2001, August 1, 2001 through August 31, 2001, and September 1, 2001 through September 30, 2001 (the "Reports").

     The Reports may contain various forward-looking statements with respect to the Registrant's financial condition, results of operations and business. These forward-looking statements are subject to numerous assumptions, risks and uncertainties and a number of factors could cause actual results to differ materially from those projected or implied in such forward-looking statements. These factors include, but are not limited to, risks related to the Registrant's decision to file its Chapter 11 petition; the risk that the Registrant's positions regarding the automatic stay under the bankruptcy laws may not be accepted by the courts; the risk that a trustee will be appointed to operate the Registrant's business; risks related to the Registrant's ability to operate successfully under a Chapter 11 proceeding; risks associated with the ability of the Registrant to perform profitably under its contracts; and risks associated with the management of the Registrant's growth in the biomass, solid waste transportation, recycling and related industries, changes in general economic conditions, various conditions specific to the clean green waste processing industries, and factors discussed in the Registrant's quarterly and annual reports previously filed on Forms 10-QSB and 10-KSB. The Registrant undertakes no obligation to update any forward-looking statements.

     THE REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

     On October 31, 2001, the Registrant filed "Debtor's First Amended Plan of Reorganization Dated October 31, 2001"(the "Plan") and "Disclosure Statement Re:
Debtor's First Amended Plan of Reorganization Dated October 31, 2001" (the "Disclosure Statement"). The Plan provides for distribution of certain assets to the Registrant's creditors and provides for the cancellation of all existing equity interests in the Registrant. As explained in detail in the Disclosure Statement, the Plan does not provide for any distributions to Registrant's existing equity holders in exchange for the cancellation of their equity interests. Under the terms of the Plan, one hundred percent (100%) of the equity interests in the reorganized debtor will be owned by creditors Eugene W. Tidgewell and Lance B. Jones upon the effective date of the Plan. Mr. Tidgewell is the Vice President, Chief Operating Officer, Chief Financial Officer and a director of Registrant. Mr. Jones is the President, Corporate Secretary, Chief Executive Officer and a director of Registrant. If the Plan is confirmed by the Bankruptcy Court, the Registrant anticipates filing a certification of termination of registration under Section 12(g) of the Securities Exchange Act of 1934 and the rules promulgated thereunder. Other details of the Plan are summarized in the Disclosure Statement. Notice of a hearing to consider approval of the Disclosure Statement has been mailed to all creditors and equity holders of the Registrant. The Plan and Disclosure Statement are subject to further amendment or modification. There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement and/or confirm the Plan.

Item 7.           Exhibits.
                  --------

   99.1 USA Biomass Corporation Debtor in Possession Interim Statement No.8, for the period of July 1, 2001 through July 31, 2001.

   99.2 USA Biomass Corporation Debtor in Possession Operating Report No. 8, for the period of July 1, 2001 through July 31, 2001.

   99.3 USA Biomass Corporation Debtor in Possession Interim Statement No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.4 USA Biomass Corporation Debtor in Possession Operating Report No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.5 USA Biomass Corporation Debtor in Possession Interim Statement No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.6 USA Biomass Corporation Debtor in Possession Operating Report No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.7 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 8, for the period of July 1, 2001 through July 31, 2001.

   99.8 American Waste Transport, Inc. Debtor in Possession Operating Report No.8, for the period of July 1, 2001 through July 31, 2001.

   99.9 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.10 American Waste Transport, Inc. Debtor in Possession Operating Report No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.11 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.12 American Waste Transport, Inc. Debtor in Possession Operating Report No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.13 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 8, for the period of July 1, 2001 through July 31, 2001.

   99.14 American Greenwaste, Inc. Debtor in Possession Operating Report No. 8, for the period of July 1, 2001 through July 31, 2001.

   99.15 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.16 American Greenwaste, Inc. Debtor in Possession Operating Report No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.17 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.18 American Greenwaste, Inc. Debtor in Possession Operating Report No. 10, for the period of September 1, 2001 through September 30, 2001.



                                        SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USA BIOMASS CORPORATION

                                        By  /s/   EUGENE W. TIDGEWELL
                                          -------------------------------
                                        Name: Eugene W. Tidgewell

                                        Title:    Chief Financial Officer

Date:    November 6, 2001

                                  Exhibit Index
                                  -------------

Exhibit No.                          Description
-----------                          -----------


   99.1 USA Biomass Corporation Debtor in Possession Interim Statement No. 8, for the period of July 1, 2001 through July 31, 2001.

   99.2 USA Biomass Corporation Debtor in Possession Operating Report No. 8, for the period of July 1, 2001 through July 31, 2001.

   99.3 USA Biomass Corporation Debtor in Possession Interim Statement No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.4 USA Biomass Corporation Debtor in Possession Operating Report No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.5 USA Biomass Corporation Debtor in Possession Interim Statement No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.6 USA Biomass Corporation Debtor in Possession Operating Report No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.7 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 8, for the period of July 1, 2001 through July 31, 2001.

   99.8 American Waste Transport, Inc. Debtor in Possession Operating Report No.8, for the period of July 1, 2001 through July 31, 2001.

   99.9 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.10 American Waste Transport, Inc. Debtor in Possession Operating Report No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.11 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.12 American Waste Transport, Inc. Debtor in Possession Operating Report No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.13 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 8, for the period of July 1, 2001 through July 31, 2001.

   99.14 American Greenwaste, Inc. Debtor in Possession Operating Report No. 8, for the period of July 1, 2001 through July 31, 2001.

   99.15 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.16 American Greenwaste, Inc. Debtor in Possession Operating Report No. 9, for the period of August 1, 2001 through August 31, 2001.

   99.17 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 10, for the period of September 1, 2001 through September 30, 2001.

   99.18 American Greenwaste, Inc. Debtor in Possession Operating Report No. 10, for the period of September 1, 2001 through September 30, 2001.